                                                                  Draft 7/9/97

                               2,000,000 SHARES

                          THE SPORTSMAN'S GUIDE, INC.

                                 COMMON STOCK

                           UNDERWRITING AGREEMENT



___________________, 1997



JOHN G. KINNARD AND COMPANY, INCORPORATED
CRUTTENDEN ROTH INCORPORATED
As Representatives of the Several Underwriters
c/o John G. Kinnard and Company, Incorporated
920 Second Avenue South
Minneapolis, Minnesota  55402


Ladies and Gentlemen:

      The Sportsman's Guide, Inc., a Minnesota corporation (the "Company") and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of Two Million (2,000,000) shares (the "Firm Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock"), of which 1,600,000 shares will be sold by the Company and 400,000 shares will be sold by the Selling Shareholders. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names in
Schedule II hereto. The Company and the Selling Shareholders are sometimes referred to herein collectively as the "Sellers." In addition, to cover overallotments in connection with the sale of the Firm Shares, the Selling Shareholders propose, subject to the terms and conditions stated herein, to grant to the Underwriters an option to purchase an additional number of shares not exceeding 300,000 in the aggregate. The shares subject to such option are herein called the "Option Shares." The respective amounts of Option Shares to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto. The Firm Shares and any Option Shares purchased pursuant to this Agreement are herein called the "Shares." As used in this Agreement, the term "Underwriter" includes any party substituted for an Underwriter under Section 9 hereof.

      As Representatives, you have advised the Company and the Selling Shareholders (i) that you are authorized to enter into this Agreement on behalf of the Underwriters and (ii) that the Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares, aggregating in total 2,000,000 shares, set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares purchased if you elect to exercise the overallotment option in whole or in part for the accounts of the Underwriters.

      The Company hereby confirms its agreement to issue to the Representatives a warrant for the purchase of 100,000 shares of the Company's Common Stock as described in Section 5 hereof (the "Representatives' Warrant"), contingent upon the purchase by the Underwriters of the Firm Shares. The shares issuable upon exercise of the Representatives' Warrant are referred to in this Agreement as the "Warrant Shares."

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 (File No. 333--_____) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). If the Company has elected to rely upon Rule 462(b) under the Act to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). The registration statement, as amended, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act and the information (if any) deemed to be part thereof pursuant to Rules 430A and 434(d) under the Act, is herein called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 under the Act provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Act) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) under the Act or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Shares (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) under the Act) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 under the Act) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or Rule 434 under the Act. Copies of the Registration

Statement, including all exhibits and schedules thereto, any amendments thereto and all Preliminary Prospectuses have been delivered to you.

      1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDERS.

      (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (i) The Registration Statement has been declared effective under the Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

         (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, or by or on behalf of any Selling Shareholder, expressly for use in the preparation thereof.

         (iii) As of the time the Registration Statement was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus and at the First Closing Date and Second Closing Date (each as hereinafter defined), (A) the Registration Statement and Prospectus conformed or will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder, (B) the Registration Statement did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the

      Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, or by or on behalf of any Selling Shareholder, expressly for use in the preparation thereof.

         (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota. The Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity. The Company has the power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the condition (financial or otherwise), business, property, prospects, net worth or results of operations of the Company.

         (v) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Shares to be issued and sold by the Company to the Underwriters pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance and, when issued and paid for pursuant to the terms of the Representatives' Warrant, will be validly issued, fully paid and nonassessable. Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock of the Company pursuant to the Company's Articles of Incorporation, Bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or the sale of the Shares as contemplated by this Agreement gives rise to any rights for, or relating to, the registration of any shares of capital stock or other securities of the Company, except such rights which have been validly waived or satisfied. Except as described in the Prospectus, there are no outstanding options, warrants, agreements, contracts or other rights to purchase or acquire from the Company any shares of its capital stock. The Company has an authorized and outstanding capitalization as set forth under the heading "Capitalization" in the Prospectus. The outstanding capital stock of the Company conforms, and the Shares to be issued by the Company to the Underwriters will conform, to the description thereof contained in the Prospectus.

         (vi) The financial statements (together with the notes thereto) included in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and present fairly the financial position, results of operations and changes in stockholders' equity and cash flows of the Company on the basis stated in the Registration Statement, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein. No other financial statements or schedules are required to be included in the Registration Statement. The summary and selected consolidated financial data included in the Registration Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented therein. Grant Thornton LLP, which has expressed its opinion with respect to the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission promulgated thereunder.

         (vii) There is no action or proceeding pending or, to the knowledge of the Company, threatened or contemplated against the Company before any court or administrative or regulatory agency, authority or body, or any arbitrator, which might result, individually or in the aggregate, in a material adverse change in the condition (financial or otherwise), business, property, prospects, net worth or results of operations of the Company, except as set forth in the Registration Statement and the Prospectus.

         (viii) The Company has good and marketable title to all properties and assets reflected as owned in the financial statements hereinabove described or in the Prospectus, in each case free and clear of all liens, encumbrances, claims, security interests or defects, except such as are described in the Prospectus or do not substantially affect the value of such properties and assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company; and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company.

         (ix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there has not been any material adverse change in or affecting, or any event, occurrence or development in the business of the Company that, taken together with other events, occurrences and developments with respect to such business, would have or would reasonably be expected to have a material adverse effect on, the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company (whether or not occurring in the ordinary course of business), (B) the Company has not entered into any transaction not in the ordinary course of business that is material to the Company, other than transactions described in the Registration Statement and the Prospectus, (C) the Company has not incurred any material liabilities or obligations, direct or contingent, (D) the Company has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (E) there has not been any change in the capital stock of the Company (other than upon the exercise of options and warrants described in the Registration Statement and the Prospectus), or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company other than increases in debt incurred in the ordinary course of business, and (F) there has not been any issuance of warrants, options, convertible securities or other rights to purchase or acquire any capital stock of the Company.

         (x) The Company is not in violation of or in default under its Articles of Incorporation or Bylaws, or any statute, rule, regulation, order, judgment, decree or authorization of any governmental entity or administrative agency, court or other body having jurisdiction over the Company or any of its properties, or any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company is a party or by which it is bound or to which any property or assets of the Company are subject, which violation or default would have a material adverse effect on the business, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Company or the ability of the Company to consummate the transactions contemplated hereby.

         (xi) The Company has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated (A) will not result in a breach or violation of any provision of the Articles of Incorporation or Bylaws of the Company or any statute, rule, regulation, order, judgment, decree or authorization of any governmental or administrative agency, court or other body having jurisdiction over the Company or any of its properties, and (B) will not conflict with, result in a breach or violation of, or constitute, either by itself or upon notice or passage of time or both, a default under any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any property or assets of the Company are subject. No approval, consent, order, authorization, designation, declaration or filing by or with any governmental or administrative agency, court or other body is required for the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated, except as may be required under the Act or any state securities or blue sky laws.

         (xii) The Company holds and is operating in compliance with all licenses, authorizations, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as described in the Prospectus, except where the failure to comply would not have a material adverse effect on the business, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Company; and all such licenses, authorizations, approvals, certificates and permits are in full force and effect.

         (xiii) No labor disturbance or dispute by the employees or consultants or contractors to the Company exists or, to the Company's knowledge, is threatened that could reasonably be expected to have a material adverse effect on the conduct of the Company's business as described in the Prospectus or on the condition (financial or otherwise), property, prospects, net worth or results of operations of the Company.

         (xiv) The Company has the power and authority to enter into the Representatives' Warrant and to issue and sell the Warrant Shares as contemplated thereby. The Representatives' Warrant and the Warrant Shares have been duly authorized. The Representatives' Warrant, when issued and delivered to the Representatives, will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

         (xv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets,
      (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (xvi) The Company has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

         (xvii) The Company's application for listing on the Nasdaq National Market ("Nasdaq") has been approved.

         (xviii) The Company has obtained and delivered to the Representatives written agreements, in form and substance satisfactory to the Representatives, of each of its directors and executive officers and the shareholders named in Schedule III hereto, that no offer, sale, contract to sell, other disposition of any Common Stock of the Company will be made for a period of 180 days after the effective date of the Registration Statement, directly or indirectly, by such holder otherwise than with the prior written consent of John G. Kinnard and Company, Incorporated ("Kinnard").

         (xix) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

         (xx) The Company has filed all federal, state, local and foreign tax returns or reports required to be filed by it (except in any case in which the failure so to file would not have a material adverse effect on the Company) and has paid in full all taxes indicated by said returns or reports and all assessments received by it to the extent that such taxes have become due and payable, except where the Company is contesting in good faith such taxes and assessments.

         (xxi) The Company maintains insurance of the type and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, including without limitation, product liability insurance and insurance covering all real and personal property owned or leased by it, all of which is in full force and effect.

         (xxii) The Company owns or is licensed to use all inventions, trademarks, tradenames, applications for registration of trademarks, copyrights, know-how, trade secrets, licenses and rights in any thereof that are material to the business of the Company as now conducted and as proposed to be conducted, in each case as described in the Prospectus
      (the "Proprietary Rights"). The Company does not have knowledge of, and the Company has not given or received any notice of any pending conflicts with or infringement of, the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration or legal, administrative or other proceeding, or domestic or foreign governmental investigation involving any Proprietary Rights is pending or, to the best of the Company's knowledge, is threatened. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights. To the best of the Company's knowledge, no Proprietary Rights used by the Company conflict with or infringe upon any proprietary rights of or available to any third party. Except as otherwise disclosed in writing to the Representatives, the Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of or the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing. The Company has complied with its respective contractual obligations relating to the protection of any Proprietary Rights used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

         (xxiii) To the Company's knowledge, none of the Company's officers, directors or 5% shareholders has any affiliations with the

      National Association of Securities Dealers, Inc., except as set forth in the Registration Statement or as otherwise disclosed in writing to the Representatives.

         (xxiv) The Company intends to apply the proceeds from the sale of the Shares by it to the purposes and substantially in the manner set forth in the Prospectus.

         (xxv) No person is entitled, directly or indirectly, to compensation from the Company or the Underwriters for services as a finder in connection with the transactions contemplated by this Agreement.

         (xxvi)  The conditions for use of a registration statement on Form
      S-2 for the distribution of the Shares have been satisfied with respect to the Company.

         (xxvii)  The Company has not sold any securities in violation of
      Section 5 of the Act.

         (xxviii)   The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company, nor any affiliate thereof, does business with the government of Cuba or with any person or affiliate located in Cuba.

      (b) Any certificate signed by any officer of the Company and delivered to the Representatives or counsel to the Underwriters shall be deemed to be a representation and warranty of the Company to each Underwriter as to the matters covered thereby.

      (c) Each of the Selling Shareholders severally, but not jointly, represents and warrants to and agrees with each of the Underwriters as follows:

         (i) The Selling Shareholder has duly executed a Custody Agreement ("Custody Agreement") between the Selling Shareholder and Corporate Stock Transfer, Inc. as Custodian (the "Custodian"), and a Power of Attorney ("Power of Attorney") appointing Gary Olen and Charles B. Lingen, and each of them, as attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of the Selling Shareholder and to take certain other actions with respect thereto.

         (ii) The Selling Shareholder now has, and at the First or Second Closing Date (as the case may be) will have, good and valid title to the

      Shares to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Shares. The certificates representing such Shares, which have been deposited by the Selling Shareholder with the Custodian, were duly and properly endorsed in blank for transfer, or were accompanied by all documents, duly and properly executed, necessary to validate the transfer of title thereto to the Underwriters, free of any legend, restriction on transferability, proxy, lien, encumbrance, equity or claim whatsoever; and, upon the delivery of, and against payment for, such Shares pursuant to this Agreement, the Underwriters will acquire good and valid title thereto, free and clear of any legends, liens, restrictions on transferability, proxies, encumbrances, equities or claims.

         (iii) The Selling Shareholder is disposing of the Shares held by him or her for his or her account and is not selling such Shares, directly or indirectly, for the benefit of the Company or the Underwriters, and no part of the proceeds of such sale received by such Selling Shareholder will inure, either directly or indirectly, to the benefit of the Company.

         (iv) The Selling Shareholder has full right, power and authority to execute and deliver this Agreement, the Power of Attorney, and the Custody Agreement and to perform the obligations of the Selling Shareholder under this Agreement, the Power of Attorney and the Custody Agreement. This Agreement, the Power of Attorney and the Custody Agreement are each a valid and binding obligation of such Selling Shareholder, except as the obligations of the Selling Shareholder under the indemnification and contribution provisions hereof may be limited under federal securities laws. The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, governing documents of such Selling Shareholder, if not an individual, any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or, to the knowledge of such Selling Shareholder, any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

         (v) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company. Other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

         (vi) The information pertaining to such Selling Shareholder under the caption "Principal and Selling Shareholders" in the Prospectus is complete and accurate in all material respects.

         (vii) All information furnished to the Company in writing by the Selling Shareholder for use in the preparation of the Registration Statement and Prospectus is true in all material respects and does not omit any material fact necessary to make such information not misleading. When the Registration Statement becomes effective, and at all times subsequent thereto up to and including any Closing Date, the Registration Statement and the Prospectus, as may be amended or supplemented, will not contain any untrue statement of a material fact with respect to the Selling Shareholder or omit, with respect to such Selling Shareholder, to state a material fact required to be stated therein or necessary to make the statements therein with respect to the Selling Shareholder not misleading.

      2. PURCHASE AND SALE; DELIVERY AND PAYMENT.

      (a) On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Sellers agree to sell to each of the Underwriters, and the Underwriters agree, severally and not jointly, to purchase, at a purchase price equal to ninety-two percent (92%) of the per share price to public of $______, the respective amount of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The Underwriters will collectively purchase all of the Firm Shares if any are purchased.

      (b) Certificates in negotiable form for the total number of Shares to be sold hereunder by the Selling Shareholders have been placed in custody with the Custodian pursuant to the Custody Agreement executed by each Selling Shareholder for delivery of all Shares to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for the Selling Shareholders under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution or termination of a Selling Shareholder which is not an individual person) or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

      (c) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant an option to the Underwriters to purchase an aggregate of up to 300,000 Option Shares, at the same purchase price as the Firm Shares, for use solely in covering any overallotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the date on which the Registration Statement was declared effective under the Act, as described in Section 1(a)(i) hereof (the "Effective Date") upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the Underwriters are exercising the option and the date on which certificates for such Option Shares are to be delivered. Option Shares shall be sold by the Selling Shareholders in the amounts set forth opposite the name of such Selling Shareholders in Schedule II hereto, and shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto.

      (d) The Company and the Selling Shareholders will deliver or cause to be delivered their respective portions of the Firm Shares to the Representatives at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, unless some other place is agreed upon, at 10:00 a.m., Minneapolis time, against payment of the purchase price as set forth in Section 2(a) above, on the third full business day after commencement of the offering or, if the offering commences after 4:30 p.m., on the fourth full business day after commencement of the offering, or such other time as may be agreed upon by the Representatives, the Company and the Selling Shareholders, such time and place being herein referred to as the "First Closing Date."

      (e) The Selling Shareholders will deliver or cause to be delivered their respective portions of the Option Shares being purchased by the Underwriters to the Representatives at the offices of Dorsey & Whitney LLP as set forth in Section 2(c) above, unless some other place is agreed upon, at 10:00 a.m., Minneapolis time, against payment of the purchase price at the same place, on the date determined by the Representatives and of which the Selling Shareholders have received notice as provided in Section 2(b), which shall not be earlier than two nor later than three full business days after the exercise of the option as set forth in Section 2(b), or at such other time not later than ten full business days thereafter as may be agreed upon by the Representatives and the Company, such time and date being herein referred to as the "Second Closing Date."

      (f) Certificates for the Shares to be delivered will be registered in such names and issued in such denominations as the Underwriters shall request at least two business days prior to the First Closing Date or the Second Closing Date, as the case may be. The certificates will be made available to the Underwriters in definitive form for the purpose of inspection and packaging at least 24 hours prior to each respective closing date.

      (g) Payment to the Company and the Selling Shareholders for the Shares sold shall be made by wire transfer to the account designated by the Company or by certified or official bank check or checks in Clearing House funds, payable to the order, respectively, of the Company and the Selling Shareholders.

      (h) The Underwriters will make a public offering of the Shares directly to the public (which may include selected dealers who are members in good standing of the National Association of Securities Dealers, Inc. ("NASD") or foreign dealers not eligible for membership in the NASD but who have agreed to abide by the interpretation of the NASD's Board of Governors with respect to free-riding and withholding) as soon as the Underwriters deem practicable after the Registration Statement becomes effective at the public offering price set forth in Section 2(a) above, subject to the terms and conditions of this Agreement and in accordance with the Prospectus; concessions from the public offering price may be allowed to selected dealers who are members of the NASD as the Underwriters determine, and the Underwriters will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the public offering price and concessions may vary after the public offering. The Underwriters shall offer and sell the Shares only in jurisdictions in which the offering of Shares has been duly registered or qualified, or is exempt from registration or qualification, and shall take reasonable measures to effect compliance with applicable state securities laws.

      (i) It is understood that the Representatives, individually and not as Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment by the Representatives shall relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

      (j) On the First Closing Date, the Company shall issue and deliver to you the Representatives' Warrant, against payment by the Representatives of $50.00 as set forth in Section 5 of this Agreement.

      3. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

      (a) If the Company has elected to rely on Rule 430A under the Act, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 under the Act) containing the information omitted therefrom pursuant to Rule 430A under the Act with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, under the Act; if the Company has elected to rely upon Rule 462(b) under the Act to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) under the Act; the Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the Act) that, in the opinion of the Representatives, may be necessary or advisable in connection with distribution of the Shares by Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the Act) to which the Representatives shall reasonably object by notice to the Company after having been furnished with a copy a reasonable time prior to the filing.

       (b) The Company will advise the Representatives promptly of (i) any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, (iii) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or (iv) the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or suspending such qualification and to obtain as soon as possible the lifting thereof, if issued.

      (c) The Company will endeavor to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will, or will cause counsel for the Underwriters to, make such applications, file such documents, and furnish such information as may be reasonably requested by the Representatives, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

      (d) The Company will furnish the Underwriters with as many copies of any Preliminary Prospectus as the Representatives may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Company will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may, from time to time, reasonably request. The Company will deliver to the Representatives, at or before the First Closing Date, three signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

      (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances in which they are made, when it is so delivered, not misleading, or so that the Prospectus will comply with law. In case any Underwriter is required to deliver a prospectus in connection with sales of any Shares at any time nine months or more after the effective date of the Registration Statement, upon the request of the Representatives but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the

Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

      (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 thereunder, and the Company will advise you in writing when such statement has been so made available.

      (g) The Company will, for a period of five years after the First Closing Date, deliver to the Representatives copies of its annual report and copies of all other documents, reports and information furnished by the Company to its security holders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act.

      (h) No offering, sale or other disposition of any Common Stock or other capital stock of the Company, or warrants, options, convertible securities or other rights to acquire such Common Stock or other capital stock (other than pursuant to existing employee stock option plans, outstanding options or warrants or on the conversion of convertible securities outstanding on the date of this Agreement) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Kinnard.

      (i) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the purposes set forth under "Use of Proceeds" in the Prospectus and will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

      (j) The Company will use its best efforts to maintain the designation of the Common Stock on the Nasdaq National Market.

      (k) Subject to the provisions set forth below, the Company shall be responsible for and pay all costs and expenses incident to the performance of its obligations under this Agreement including, without limiting the generality of the foregoing, (i) all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), Preliminary Prospectuses, the Prospectus and any amendments thereof or supplements to any of the foregoing; (ii) the issuance and delivery of the Shares, including taxes, if any; (iii) the cost of all certificates representing the Shares; (iv) the fees and expenses of the Transfer Agent for the Shares; (v) the fees and disbursements of counsel for the Company; (vi) all fees and other charges of the independent public accountants of the Company; (vii) the cost of furnishing and delivering to the Underwriters and dealers participating in the offering copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectuses, the Prospectus and any amendments of, or supplements to, any of the foregoing; (viii) the NASD filing fee; and (ix) all accountable fees and expenses of counsel for the Company and counsel for the Representatives incurred in qualifying the Shares for sale under the laws of such jurisdictions upon which the Representatives and the Company may agree (including filing fees). The Company shall grant to the Representatives a non-accountable expense allowance equal to 2% of the gross proceeds of the offering of the Shares to cover certain expenses of the Representatives, including but not limited to the reasonable fees and expenses of the Representatives' counsel, costs and expenses of conducting a due diligence investigation of the Company and due diligence meetings, costs of travel in connection with the selling effort and tombstone advertisements. The Representatives acknowledge receipt of a $50,000 non-refundable deposit against the non-accountable expense allowance referred to in the preceding sentence. In the event this Agreement is terminated pursuant to Section 8 below, the Company shall remain obligated to pay the Representatives their actual accountable out-of-pocket expenses, not to exceed $50,000, plus any fees and expenses described in (ix) above. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement. The provisions of this Section 3(k) are intended to allocate responsibility for the expenses as between the Company and the Underwriters and shall not affect any agreement between the Company and the Selling Shareholders for the sharing of such costs and expenses.

       (l) The Company will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and will not effect any sales of any security of the Company which are required to be disclosed in response to Item 701 of Regulation S-K of the Commission which have not been so disclosed in the Registration Statement.

4.CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

      The respective obligations of the Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders, in the case of the Firm Shares as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date), and in the case of the Option Shares, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date), to the performance by the Company and the Selling Shareholders (in the case of the First Closing Date) of their obligations hereunder, and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Shares and on or before the Second Closing Date in the case of the Option Shares:

      (a) All filings required by Rules 424, 430A and 434 under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

      (b) The Representatives shall have received the opinion of Chernesky, Heyman & Kress P.L.L., counsel for the Company, dated as of the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters and satisfactory in form and substance to the Representatives and their counsel, substantially to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction where the conduct of its business makes such qualification necessary and the failure to so qualify would have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Company.

         (ii) The Company has authorized capital stock as described in the Prospectus. The outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable. The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable. No preemptive rights pursuant to corporate law or, to the knowledge of such counsel, other preemptive or similar subscription rights of shareholders of the Company, or of holders of warrants, options, convertible securities or other rights to acquire shares of capital stock of the Company, exist with respect to any of the Shares or the issue and sale thereof. To the knowledge of such counsel, no rights to register outstanding shares of the Company's capital stock, or shares issuable upon the exercise of outstanding warrants, options, convertible securities or other rights to acquire shares of such capital stock, exist which have not been validly exercised or waived with respect to the Registration Statement. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Prospectus.

         (iii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order or proceedings with respect thereto have been instituted or are pending or threatened by the Commission.

         (iv) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, related schedules or other financial or statistical data included therein or incorporated therein by reference).

         (v) To such counsel's knowledge, there are no statutes, regulations or legal or governmental proceedings required to be described in the Prospectus that are not described as required and no franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required.

         (vi) The statements (A) in the Prospectus under the caption "Description of Capital Stock," and (B) in the Registration Statement in Item 15, insofar as such statements constitute a summary of matters of law, are accurate summaries and fairly present the information called for with respect to such matters in all material respects.

         (vii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a violation of or default under the Articles of Incorporation or Bylaws of the Company, or (assuming compliance with all applicable state securities and blue sky laws) under any statute, rule or regulation of the United States or the State of Minnesota applicable to the Company or any permit, order, judgment or decree known to such counsel, or any indenture, mortgage, loan agreement or other material agreement, instrument or obligation known to such counsel to which the Company is a party or by which it or its material properties are bound.

         (viii) The Company has the corporate power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

         (ix) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by state securities and blue sky laws, as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

         (x) To such counsel's knowledge, there are no legal or governmental proceedings, pending or threatened, before any court or administrative body or regulatory agency to which the Company is a party or to which any of the properties of the Company is subject except as have been disclosed in writing to the Representatives.

         (xi) The form of certificate for the Shares is in due and proper form and complies with all applicable statutory requirements.

         (xii) The Company has the corporate power and authority to issue the Representatives' Warrant. The Representatives' Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Warrant Shares issuable upon exercise of the Representatives' Warrant have been duly authorized and reserved for issuance upon exercise of the Representatives' Warrant, and, upon exercise of the Representatives' Warrant and receipt by the Company of the consideration for such shares in accordance with the terms thereof, such Warrant Shares will be validly issued, fully paid and nonassessable.

         (xiii) Based solely upon a review of 16 C.F.R. Section 435.1 et seq.
(1996) (the "Mail Order Rule"), the conduct of the Company's business as described in the Prospectus does not violate the Mail Order Rule.

         (xiv) To the best of such counsel's knowledge, the statements in the Registration Statement and the Prospectus under the caption
"Business--Service Marks" are accurate and complete statements or summaries of the matters therein set forth.

         (xv) To the best of such counsel's knowledge, the Company owns or is licensed to use all trade secrets, trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus (the "Proprietary Rights").

         (xvi) To the best of such counsel's knowledge, there are no pending legal proceedings relating to the Proprietary Rights, and no such proceedings are threatened or contemplated.

         (xvii) To such counsel's knowledge after due inquiry, the Company is not infringing or otherwise violating, and the conduct of the business of the Company as intended to be conducted as described in the Prospectus will not infringe or otherwise violate, any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, and no person is infringing or otherwise violating any of the Proprietary Rights in a way which could materially affect the ownership or use thereof by the Company.

      In rendering the opinions described above, counsel for the Company may rely, as to matters of fact with respect to the Company, upon representations of the Company contained in this Agreement and certificates of officers of the Company provided that copies of such certificates are delivered to the Representatives and as to matters governed by the laws of the State of Minnesota, on opinions of local counsel reasonably satisfactory to the Representatives.

      In addition to the matters set forth above, each such opinion shall also include a statement to the effect that, although such counsel has not independently verified or checked the accuracy, completeness or fairness of any of the statements contained in the Registration Statement or Prospectus, (and accordingly does not assume any responsibility for the accuracy, completeness or fairness of such statements), in connection with such counsel's representation and inquiry of the Company in the preparation of the Registration Statement and Prospectus, no facts came to the attention of such counsel which caused it to conclude that, as of the time the Registration Statement became effective and as of the First Closing Date or the Second Closing Date, as the case may be, the Registration Statement or any further amendment thereto (other than the financial statements, and other financial or statistical data included therein or incorporated therein by reference, or any information furnished by the Underwriters for use in the Registration Statement, as to which such counsel need make no statement) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the Prospectus or any amendment or supplement thereto and as of the First Closing Date or the Second Closing Date, as the case may be, the Prospectus or any amendment or supplement thereto (other than the financial statements, and other financial or statistical data included therein or incorporated therein by reference, or any information furnished by the Underwriters for use in the Registration Statement, as to which such counsel need make no statement) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

      (c) The Representatives shall have received the opinion of counsel for each of the Selling Shareholders, which counsel shall be reasonably acceptable to the Representatives, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters and satisfactory in form and substance to the Representatives and their counsel, substantially to the effect that:

         (i) Such Selling Shareholder has the power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney and to perform and discharge such Selling Shareholder's obligations thereunder and hereunder; and this Agreement, the Custody Agreement and the Power of Attorney have been duly and validly authorized, executed and delivered by (or by the Attorneys-in-Fact, or either of them, on behalf of) such Selling Shareholder and are the valid and binding agreements of the Selling Shareholder, enforceable in accordance with their respective terms (except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity).

         (ii) The sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such

Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

         (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Shareholder hereunder, except such consents, approvals, authorizations or orders as have been validly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under the state securities or blue sky laws in connection with the purchase and distribution of such Shares by the Underwriters.

         (iv) Such Selling Shareholder has full power and authority to sell and deliver the Shares to be sold by such Selling Shareholder hereunder.

         (v) Delivery of the certificates for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, upon payment therefor by the Underwriters, will pass good and valid title to such Shares to the Underwriters, and the Underwriters will acquire all the rights of such Selling Shareholder in the Shares (assuming the Underwriters have no knowledge of an adverse claim), free and clear of any claims, liens, encumbrances, security interests or other adverse claims.

      In rendering the opinions described above, counsel for each of the Selling Shareholders may rely, as to matters of fact with respect to such Selling Shareholder, upon the representations of such Selling Shareholder contained in this Agreement, the Power of Attorney and Custody Agreement.

      (d) The Representatives shall have received from Dorsey & Whitney LLP, counsel for the Underwriters, an opinion dated the First Closing Date or the Second Closing Date, as the case may be, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

      (e) The Representatives shall have received on each of the date hereof, the First Closing Date and the Second Closing Date, as the case may be, a signed letter, dated as of the date hereof, the First Closing Date or the Second Closing Date, as the case may be, in form and substance satisfactory to the

Representatives, from Grant Thornton LLP, to the effect that they are independent public accountants with respect to the Company within the meaning of the Act and the related rules and regulations, stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations, and containing such other statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

      (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as contemplated or referred to in the Prospectus, the Company shall not have incurred any direct or contingent liabilities or obligations material to the Company, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the exercise of options or warrants described in the Registration Statement and the Prospectus), or any change in the short-term debt or long-term debt (including capitalized lease obligations) of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any change or any development involving a prospective change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the terms and in the manner contemplated in the Prospectus.

      (g) The Representatives shall have received from the Company a certificate, dated as of the First Closing Date or Second Closing Date (as the case may be), of the chief executive officer, the chief operating officer and the chief financial officer of the Company to the effect that:

         (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of each closing date. The Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, such date.

         (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is pending or, to the knowledge of such officers, is contemplated under the Act.

         (iii) Neither the Registration Statement nor the Prospectus nor any amendment thereof or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth; provided, however, that such certificate does not require any representation concerning statements in, or omissions from, the Registration Statement or Prospectus or any amendment thereof or supplement thereto, which are based solely upon and conform to written information furnished to the Company by any of the Selling Shareholders or any of the Underwriters specifically for use in the preparation of the Registration Statement or the Prospectus or any such amendment or supplement.

         (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as contemplated or referred to in the Prospectus, the Company has not incurred any direct or contingent liabilities or obligations material to the Company, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, or declared or paid any dividend or made any distribution of any kind with respect to its capital stock, and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the exercise of options or warrants described in the Registration Statement and the Prospectus), short-term debt, or long-term debt (including capitalized lease obligations) of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in or affecting the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company.

         (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss of, or damage to, its business or properties, whether or not covered by insurance.

         (vi) Except as is otherwise expressly stated in the Registration Statement and Prospectus there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body, or, to such officers' knowledge, threatened, to which the Company is a party or of which the business or property of the Company is the subject.

      (h) The Representatives shall have received from the Secretary of the Company a certificate of incumbency, dated as of the First Closing Date or Second Closing Date (as the case may be), certifying the names, titles and signatures of the officers authorized to execute, deliver and perform this Agreement. Attached to such certificate shall be a copy of the Bylaws of the Company and the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement. Such certificate shall also certify that such resolutions, the Articles of Incorporation of the Company and the Bylaws of the Company have been validly adopted and have not been amended or modified, except as described in the Prospectus.

      (i) The Representatives shall have received a written agreement from each of the officers, directors and shareholders named in Schedule III hereto, that (A) no offer, sale, contract to sell, other disposition of any Common Stock of the Company will be made for a period of 180 days after the effective date of the Registration Statement (the "Lock-Up Period"), directly or indirectly, by such holder otherwise than with the prior written consent of Kinnard, and (B) for a period of 90 days following the Lock-Up Period, any shares of Common Stock sold by such officer, director or shareholder shall be sold through the Representatives.

      (j) The Shares shall have been approved for listing on the Nasdaq National Market.

      (k) The Company and the Selling Shareholders shall have furnished to the Underwriters, dated as of the date of each Closing Date, such further certificates and documents as the Representatives shall have reasonably required.

      (l) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representatives and their legal counsel. All statements contained in any certificate, letter or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

      (m) The Representatives may waive in writing the performance of any one or more of the conditions specified in this Section 4 or extend the time for their performance.

      5. REPRESENTATIVES' WARRANT.

      On the First Closing Date, the Company shall sell to you, in consideration of a payment by the Representatives to the Company of Fifty Dollars ($50.00), the Representatives' Warrant, which shall first become exercisable one year after the Effective Date and shall remain exercisable for a period of four years thereafter. The Representatives' Warrant shall be subject to certain transfer restrictions and shall be in substantially the form filed as an exhibit to the Registration Statement and attached as Appendix A hereto.

      6.    INDEMNIFICATION.

      (a) The Company agrees to indemnify and hold harmless each Underwriter, the Selling Shareholders and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, any of the Selling Shareholders or each such controlling person may become subject, under the Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter, each such Selling Shareholder and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter, Selling Shareholder or controlling person (subject to the limitations of Section 6(d) below) in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement, or alleged untrue statement, omission or alleged omission, made in reliance upon and in conformity with information furnished to the Company by, or on behalf of, any Underwriter or any Selling Shareholder in writing specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto. This indemnity agreement is in addition to any liability which the Company may otherwise have.

      (b) Each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement, the Selling Shareholders and each person who controls the Company within the meaning of
Section 15 of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such Selling Shareholder, director, officer, or controlling person may become subject, under the Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by any Underwriter or based upon written information furnished by the Company or the Underwriters and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each of the above cases to the extent, but only the extent, that such untrue statement, alleged untrue statement, omission or alleged omission, was made in reliance upon and in conformity with information furnished to the Company by, or on behalf of, any Underwriter in writing specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary

Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by any Underwriter and filed in any jurisdiction; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Company or any such Selling Shareholder, director, officer, or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriters may otherwise have.

      (c) Each Selling Shareholder severally, but not jointly, agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement, each person who controls the Company within the meaning of Section 15 of the Act, each Underwriter and each person who controls an Underwriter against any losses, claims, damages or liabilities to which the Company, any Underwriter, or any such director, officer, or controlling person may become subject, under the Act, the Exchange Act, the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein not misleading;
(ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; in each of the above cases to the extent, but only the extent, that such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by, or on behalf of, the Selling Shareholder in writing specifically for use in the preparation of the Registration Statement, any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto, and the Selling Shareholder will reimburse any legal or other expenses reasonably incurred by the Company, any Underwriter or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. In no event, however, shall the liability of the Selling Shareholder for indemnification under this Section 6(c) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Shares sold hereunder that are being sold by such Selling Shareholder, or (ii) the proceeds received by such Selling Shareholder for the Shares sold by it to the Underwriters. This indemnity agreement is in addition to any liability which the Selling Shareholder may otherwise have. Each Selling Shareholder's liability for indemnification under this Section 6(c), insofar as it arises
(i) from any untrue statement or alleged untrue statement of a material fact pertaining to the Selling Shareholder contained in a post-effective amendment to the Registration Statement but not in the Registration Statement, or (ii) the omission or alleged omission to state a material fact pertaining to the Selling Shareholder in a post-effective amendment which fact was stated in the Registration Statement, shall require the indemnified party or parties to demonstrate that prior to the filing of such post-effective amendment the indemnifying Selling Shareholder shall have been furnished a copy of such post-effective amendment and given an opportunity to comment thereon.

      (d) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The omission to so notify the indemnifying party will not relieve it from any liability under this Section 6 as to the particular item for which indemnification is then being sought, unless such omission so to notify materially prejudices the indemnifying party's ability to defend such action. In case any such action is brought against any indemnified party and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party or parties, it is advisable for such party or parties and any controlling persons to be represented by separate counsel, any indemnified party shall have the right to employ separate counsel to represent it and other parties and their controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by any party hereunder, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. In such event, the indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the prior written consent of such indemnifying party.

       7.   CONTRIBUTION.

      (a) If the indemnification provided for in Section 6 is unavailable under applicable law to any indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The Company, the Selling Shareholders and the Underwriters agree that contribution determined by per capita allocation (even if the Underwriters were considered a single person) would not be equitable. The respective relative benefits received by the Company and the Selling Shareholders on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Shareholders bears to the total underwriting discount received by the Underwriters, in each case as set forth in the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 7, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto; and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds such Selling Shareholder has received for the Shares sold by such Selling Shareholder to the Underwriters. The Underwriters' obligation to contribute pursuant to this Section 7 are several and not joint in proportion to their respective Underwriting Obligations. No person guilty of fraudulent misrepresentation (within the meaning of Section

11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, each person who controls an Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, each person who controls the Company within the meaning of the Act or the Exchange Act shall have the same rights to contribution as the Company and each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company.

      (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit, or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 7, unless such omission so to notify materially prejudices the Contributing Party's ability to defend such action. Any notice given pursuant to Section 6 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

      8.    EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

      (a) This Agreement shall become effective the later of (i) the date and time that this Agreement is executed and delivered by the parties hereto and (ii) at 10:00 a.m., Minneapolis time, on the first full business day following the Effective Date, or at such earlier time after the Effective Date as the Representatives in their discretion shall first release the Shares for offering to the public. For purposes of this Section 8, the Shares shall be deemed to have been released to the public upon release by the Representatives of the publication of a newspaper advertisement relating to the Shares or upon release of a telegram or a letter offering the Shares for sale to securities dealers, whichever shall first occur.

      (b) The Representatives shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time prior to the First Closing Date, and the option referred to in Section 2(c), if exercised, may be canceled at any time by the Representatives by giving such notice to the Company at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any material agreement on its part to be performed hereunder as of such date; (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled; (iii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market shall have been suspended, or minimum or maximum prices for trading shall have been required or established by the Commission or by any such exchange or the Nasdaq Stock Market; (iv) a banking moratorium shall have been declared by federal, New York or Minnesota authorities; (v) there shall have been such a material adverse change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such as, in the reasonable judgment of the Representatives, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares; (vi) there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority, which in the reasonable judgment of the Representatives materially and adversely affects or will materially and adversely affect the business or operations of the Company; or
(vii) there shall be an outbreak of major hostilities (or an escalation thereof) in which the United States is involved or a formal declaration of war by the United States of America shall have occurred or any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the reasonable judgment of the Representatives, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares. Any such termination shall be without liability of any party to any other party, except as provided in Sections 6 and 7 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 3(k) hereof.

      (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 8, they shall notify the Company and the Selling Shareholders by telegram or telephone, confirmed by letter sent to the address(es) specified in Section 11 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Representatives promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 11 hereof.

      (d) If the Company shall fail at the First Closing Date to sell and deliver the number of Shares which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any Underwriter. No action taken pursuant to this Section 8(d) shall relieve the Company from liability, if any, in respect of such default.

         9.    DEFAULT OF UNDERWRITER.

      If on the First Closing Date or the Second Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon, and upon the terms set forth herein, of the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (A) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase or (B) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or the Selling Shareholders except for expenses to be borne by the Company and the Underwriters as provided in Section 3(k) hereof and the indemnity and contribution agreements in Sections 6 and 7 hereof. In the event of a default by any Underwriter or Underwriters as set forth in this
Section 9, the First Closing Date or Second Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes, not including a reduction in the number of Firm Shares, in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

   10. SURVIVAL OF INDEMNITIES, CONTRIBUTION AGREEMENTS, WARRANTIES AND REPRESENTATIONS.

      The respective indemnity and contribution agreements of the Company and the Underwriters contained in Sections 6 and 7, respectively, the representations and warranties of the Company and the Selling Shareholders set forth in Section 1 hereof, and the covenants of the Company set forth in
Section 3 hereof, respectively, shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriters, the Selling Shareholders, the Company, any of its officers and directors, or any controlling person referred to in Sections 6 and 7, and shall survive the delivery of and payment for the Shares. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representatives of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

      11.   NOTICES.

      All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Representatives or any of the Underwriters, shall be mailed, delivered, or telecopied and confirmed, to John G. Kinnard and Company, Incorporated, 920 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Jerry Johnson, with a copy to Amy E. Lange, Esq., Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402; if sent to the Company or the Selling Shareholders, shall be mailed, delivered, or telecopied and confirmed, to The Sportsman's Guide, Inc., 411 Farwell Avenue, South St. Paul, Minnesota 55075,
Attention: Gary Olen, with a copy to Steven R. Watts, Esq., Chernesky, Heyman & Kress P.L.L., 1100 Courthouse Plaza S.W., P.O. Box 3808, Dayton, Ohio 45401.

      12.   INFORMATION FURNISHED BY THE UNDERWRITERS AND THE SELLING
            SHAREHOLDERS.

      The statements (i) set forth in the last paragraph on the front cover page, (ii) relating to the stabilization activities of the Underwriters and
(iii) the list of Underwriters following the first paragraph under the caption "Underwriting," the third paragraph under the caption "Underwriting" and the eighth paragraph under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only information furnished by, or on behalf of, the Underwriters in writing specifically for use in the preparation of the Registration Statement or any post-effective amendment thereof, any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by any Underwriter and filed in any jurisdiction as referred to in Section 6 hereof. The statements set forth with respect to the Selling Shareholders in "Principal and Selling Shareholders" are the only information furnished in writing by or on behalf of the Selling Shareholders, specifically for use with reference to such Selling Shareholders in any Preliminary Prospectus and in the Prospectus.

      13.   PARTIES.

      This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Selling Shareholders and the Company, their respective successors and assigns and the officers, directors and controlling persons referred to in Sections 6 and 7. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns and the controlling persons, officers and directors referred to in Sections 6 and 7 any legal or equitable right, remedy or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Shares from the Underwriters shall be construed a successor or assign merely by reason of such purchase.

      14.   GOVERNING LAW.

      This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota without regard to its conflict of law provisions.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company, the Selling Shareholders and each of the Underwriters in accordance with its terms.

                                        Very truly yours,

                                        THE SPORTSMAN'S GUIDE, INC.


                                        __________________________
                                        By:
                                             Its:

                                        SELLING SHAREHOLDERS:

                                        [Names]


                                        By________________________

                                          Attorney-In-Fact

The foregoing Underwriting Agreement is
hereby confirmed and accepted by us for
ourselves and as Representatives of the
Underwriters referred to in the foregoing
Agreement as of the date first above written.

JOHN G.  KINNARD AND COMPANY,
    INCORPORATED
CRUTTENDEN ROTH INCORPORATED

By:   John G. Kinnard and Company, Incorporated


__________________________
By:
     Its:

                                     SCHEDULE I



NAME OF UNDERWRITER                       NUMBER OF FIRM SHARES

John G. Kinnard and
   Company, Incorporated

Cruttenden Roth Incorporated








     Total                                    2,000,000
                                              ---------
                                              ---------

                                -39

                             SCHEDULE II

                  Schedule of Selling Shareholders

                               NUMBER OF      NUMBER OF
NAME OF SELLING SHAREHOLDER   FIRM SHARES    OPTION SHARES









     Total                      400,000         300,000
                                -------         -------
                                -------         -------

                               SCHEDULE III

       Schedule of Shareholders Required to Execute Lock-up Agreements


NAME OF SHAREHOLDER                           NUMBER OF SHARES







Total Lock-up Shares

                                                                  APPENDIX A


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE, OFFER TO SELL OR TRANSFER OF THESE SECURITIES MAY BE MADE WITHOUT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                WARRANT

                     TO PURCHASE 100,000 SHARES OF
                            COMMON STOCK OF

                      THE SPORTSMAN'S GUIDE, INC.


   THIS CERTIFIES THAT, for good and valuable consideration received, John G. Kinnard and Company, Incorporated and Cruttenden Roth Incorporated (the
"Representatives"), or their registered assigns, are entitled to subscribe for and purchase from The Sportsman's Guide, Inc., a Minnesota corporation (the "Company"), at any time after September __, 1998 (one year after Effective Date as defined in the Underwriting Agreement), up to and including September __, 2002, 100,000 fully paid and nonassessable shares of the Common Stock of the Company at the price of $___ per share (the "Warrant Exercise Price"), subject to the antidilution provisions, and to the provisions of
Section 10, of this Warrant. Reference is made to this Warrant in the Underwriting Agreement dated September __, 1997, by and between the Company, the Representatives and certain shareholders of the Company. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the Representatives, any party who acquires all or a part of this Warrant as a registered transferee of the Representatives, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; and the term "Common Stock" means and includes the Company's presently authorized common stock, $.01 par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

   This Warrant is subject to the following provisions, terms and conditions:

      1. EXERCISE; TRANSFERABILITY.

      (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares or without payment of cash pursuant to Section 10 hereof.

      (b) This Warrant may not be sold, assigned, hypothecated, or otherwise transferred, other than by will or pursuant to the operation of law, except to a person who is an officer of the Representatives. Further, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.

      2.    EXCHANGE AND REPLACEMENT.

      Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its principal office for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Representatives shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

      3.    ISSUANCE OF THE WARRANT SHARES.

      (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this

Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

      (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions become available, and the Warrant shall then remain exercisable for a period of at least 45 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made for the issuance of the Warrant Shares.

      4.    COVENANTS OF THE COMPANY.

      The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented this Warrant.

      5.    ANTIDILUTION ADJUSTMENTS.

      The provisions of this Warrant are subject to adjustment as provided in this Section 5.

      (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

         (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

         (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

         (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price determined by dividing (a) the total number of shares of Common Stock outstanding immediately prior to such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent. In the event that at any time as a result of an adjustment made pursuant to this subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

      (b)   Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

      (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which such Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

      (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such adjusted Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      6.    NO VOTING RIGHTS.

      This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

      7.    NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES.

      (a) Subject to the sale, assignment, hypothecation, or other transfer restriction set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant.

If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

      (b)   If in the opinion of either of the counsel referred to in this
Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder and the Holder will limit its activities in respect to this Warrant or such Warrant shares to such activities as, in the opinion of both such counsel, are permitted by law.

      8.    FRACTIONAL SHARES.

      Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of
(a) the excess, if any, of the Market Price on the date of exercise of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" as of a particular date with respect to shares of Common Stock of any class or series means the last reported sale price on such date or, if none, the average of the last reported closing bid and asked prices on any national securities exchange or quoted in the National Association of Securities Dealers, Inc.'s Automated Quotations System ("Nasdaq"), or if not listed on a national securities exchange or quoted in Nasdaq, the average of the last reported closing bid and asked prices as reported by Metro Data Company, Inc. from quotations by market makers in such Common Stock on the Minneapolis-St.Paul local over-the-counter market.

      9.    REGISTRATION RIGHTS.

      (a) If at any time after September __, 1998, and prior to the end of the two-year period following complete exercise of this Warrant or September __, 2004, whichever occurs earlier, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto or such other form as would not allow the registration of such shares) or qualify for a public distribution under
Section 3(b) of the 1933 Act, any of its equity securities or debt with equity features, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the interest in the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

      (b) On a one-time basis during the four-year period commencing September __, 1998 (one year after the Effective Date as defined in the Underwriting Agreement), upon request by the Holder or Holders of a majority in interest of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares, the Company will promptly take all necessary steps to register on Form S-3 under the 1933 Act (if such Form is then available to the Company) and the securities laws of such states as the Holders may reasonably request, the number of Warrant Shares issued and to be issued upon exercise of the Warrants requested by such Holders in their request to the Company. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this subparagraph (b) for such period (not to exceed 9 months) as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

      (c) With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, Nasdaq fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is otherwise required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

      (d) The Company hereby agrees to indemnify each of the Holders of any Warrant Shares included in any such registration, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder or any underwriter expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its directors, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

      10.   ADDITIONAL RIGHT TO CONVERT WARRANT.

      (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of Company Common Stock as provided for in this Section 10. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the

Warrant at the time the Conversion Right is exercised (determined by subtracting the Warrant Exercise Price for a Warrant Share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value of a Warrant Share immediately prior to the date of the exercise of the Conversion Right and multiplying that number by the number of Warrant Shares for which the Conversion Right is being exercised) by (y) the Fair Market Value of a Warrant Share immediately prior to the exercise of the Conversion Right.

      (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to the expiration of the Warrant, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company stating that the Holder desires to exercise the Conversion Right and specifying (i) the total number of shares with respect to which the Conversion Right is being exercised and (ii) a place and date not less than five or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

      (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder (A) a certificate or certificates for the number of shares of Company Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share and (B) a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

      (d) For purposes of this Section 10, Fair Market Value of a Warrant Share as of a particular date (the "Determination Date") shall mean:

      (i) If the Company's Common Stock is traded on an exchange or is quoted on Nasdaq, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and

      (ii) If the Company's Common Stock is not traded on an exchange or on Nasdaq but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

      IN WITNESS WHEREOF, The Sportsman's Guide, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated September __, 1997.

                                            THE SPORTSMAN'S GUIDE, INC.


                                            ___________________________

                                            By:
                                            Its:

                          THE SPORTSMAN'S GUIDE, INC.
                              WARRANT EXERCISE

                (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

      The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______ shares of the Common Stock of The Sportsman's Guide, Inc., to which such Warrant relates and herewith makes payment of $____________ therefor in cash or by certified or cashier's check and requests that the certificates for such shares be issued in the name of, and be delivered to _______________________, whose address is set forth below the signature of the undersigned. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                            Name of Warrant Holder:


                                            ________________________________
                                            (Please print)

                                            Address of person to whom shares
                                            are to be issued:

                                            ________________________________

                                            ________________________________


                                            Tax Identification No. or Social
                                            Security No. of person to whom
                                            shares are to be issued:

                                            ________________________________


                                            Signature:  ____________________

                                            NOTE: THE ABOVE SIGNATURE SHOULD
                                            CORRESPOND EXACTLY WITH THE NAME
                                            OF THE WARRANT HOLDER AS IT
                                            APPEARS ON THE FIRST PAGE OF THE
                                            WARRANT OR ON A DULY EXECUTED
                                            WARRANT ASSIGNMENT

                                            Dated:  ________________________

                           THE SPORTSMAN'S GUIDE, INC.
                              WARRANT ASSIGNMENT

                  (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers
unto ______________________, the assignee, whose address is           , and
whose tax identification or social security number is
  , the right represented by the foregoing Warrant to purchase _________ shares of the Common Stock of The Sportsman's Guide, Inc., to which the foregoing Warrant relates and appoints ________ attorney to transfer said right on the books of The Sportsman's Guide, Inc., with full power of substitution in the premises. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                            Name of Warrant Holder:


                                            ______________________________
                                            (Please print)

                                            Address of Warrant Holder:

                                            ______________________________

                                            ______________________________

                                            Tax Identification No. or Social
                                            Security No. of Warrant Holder:

                                            ______________________________

                                               Signature _________________

                                            NOTE: THE ABOVE SIGNATURE SHOULD
                                            CORRESPOND EXACTLY WITH THE NAME
                                            OF THE WARRANT HOLDER AS IT APPEARS
                                            ON THE FIRST PAGE OF THE WARRANT OR
                                            ON A DULY EXECUTED WARRANT
                                            ASSIGNMENT

                                            Dated:  ______________________

                          THE SPORTSMAN'S GUIDE, INC.
                              CONVERSION NOTICE

    (TO BE EXECUTED ONLY UPON CONVERSION OF WARRANT PURSUANT TO SECTION 10)

   The undersigned hereby irrevocably elects to exercise the Conversion Right as provided for in Section 10 of the foregoing Warrant, with respect to _____ of the previously unexercised shares, which shall result pursuant to the conversion provisions of Section 10 in the purchase thereunder of ______ shares of Common Stock of The Sportsman's Guide, Inc., and herewith tenders the Warrant in full payment for the purchased shares, as provided for in
Section 10 of the foregoing Warrant. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the remaining balance of the unexercised shares.

   Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share, to:

                                           Name of Warrant Holder:

                                           ________________________
                                           (Please print)

                                           Address of Warrant Holder:

                                           ________________________

                                           ________________________

                                           Tax Identification No. or Social
                                           Security No. of Warrant Holder:

                                           ________________________

                                             Signature _____________

                                           NOTE: THE ABOVE SIGNATURE SHOULD
                                           CORRESPOND EXACTLY WITH THE NAME OF
                                           THE WARRANT HOLDER AS IT APPEARS ON
                                           THE FIRST PAGE OF THE WARRANT OR ON
                                           A DULY EXECUTED WARRANT ASSIGNMENT

                                           Dated:  ____________________